
                               Table of Contents
Letter to Shareholders.....................................................  1

Performance Results........................................................  3

Portfolio Highlights.......................................................  4

Portfolio Management Review................................................  5

Portfolio of Investments...................................................  8

Statement of Assets and Liabilities........................................ 14

Statement of Operations.................................................... 15

Statement of Changes in Net Assets......................................... 16

Financial Highlights....................................................... 17

Notes to Financial Statements.............................................. 20

GI SAR 7/97

                             Letter to Shareholders


June 25, 1997


Dear Shareholder,

     As you know, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman. We are confident that our partnership with Morgan Stanley will continue to work to the benefit of our fund shareholders.

Economic Overview

     Solid growth and low inflation continued to characterize the U.S. economic environment over the six-month reporting period. The economy in the first quarter grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell to 4.8 percent, its lowest level since 1973.

     Despite the quickening pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by 2.5 percent over the 12 months through April. A sharp rise in the value of the dollar over the reporting period helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     Strong consumer demand and the inflationary implications of a tight labor market led the Federal Reserve Board in March to raise its target for a key lending rate by one-quarter percentage point, the first hike in short-term interest rates in two years. In addition to heading off possible inflation in the price of goods and services, Fed policy seemed aimed at controlling inflation in financial asset prices in the stock market.

Market Overview

     Bolstered by strong growth and low inflation, the U.S. equity market continued its torrid performance. The Standard & Poor's 500-Stock Index produced a total return of 13.17 percent during the six-month period, and increased by
29.48 percent over the 12 months through May 31. Low inflation allowed the market's price-to-earnings multiple to remain high, while strong growth in corporate profits provided a solid underpinning to stock prices.

                                       1                 Continued on page two

     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 27.14 percent over the 12 months through May 31, compared to 6.97 percent for the Russell 2000 Index of small-capitalization companies. Continuing appreciation in the price of large-cap stocks reduced the dividend yield on the S&P 500-Stock Index to 1.82 percent by the end of the reporting period. Between January and May, consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups.

Economic Outlook

     As the reporting period ended, there were indications that the pace of economic growth was moderating. Retail sales fell for three consecutive months beginning in March, while activity in the housing sector also slowed from previous levels. Fixed-income investors signaled their belief that the economy was cooling off by pushing long-term bond yields down from 7.17 percent in April to 6.91 percent by the close of the reporting period.

     Despite the apparent moderation in the pace of economic growth and the benign inflation numbers, we believe that the Fed could raise interest rates again in coming months. While we do not believe that the threat of inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and an upturn in wages. In this environment, some modest additional Fed tightening remains a possibility.

     We believe that financial assets should continue to do well given a continuation of the moderate-growth, low-inflation environment. We are concerned that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Equity prices have come a long way over the last six years, and a mild consolidation at these levels could be healthy for the market's longer-term prospects.

     Additional details about your Fund are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,




/s/ Don G. Powell                                /s/ Dennis J. McDonnell
Don G. Powell                                    Dennis J. McDonnell
Chairman                                         President
Van Kampen American Capital                      Van Kampen American Capital
Asset Management, Inc.                           Asset Management, Inc.

             Performance Results for the Period Ended May 31, 1997

              Van Kampen American Capital Growth and Income Fund

                                              A Shares   B Shares   C Shares
Total Returns
Six-month total return based on NAV/1/.....     10.73%     10.35%     10.27%
Six-month total return/2/..................      4.39%      5.35%      9.27%
One-year total return/2/...................     16.13%     17.30%     21.29%
Five-year average annual total return/2/...     15.74%       N/A        N/A
Ten-year average annual total return/2/....     11.38%       N/A        N/A
Life-of-Fund average annual total return/2/      9.90%     16.82%     17.25%
Commencement Date..........................  08/01/46   08/02/93   08/02/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

              Van Kampen American Capital Growth and Income Fund

Top Ten Holdings as a Percentage of Long-Term Investments
                                                                                 As of May 31, 1997     As of November 30, 1996
Phillip Morris Companies Inc...............................................             2.42%   ...............   1.94%
Texaco, Inc................................................................             2.35%   ...............   2.91%
BankAmerica Corp...........................................................             2.13%   ...............   2.05%
Royal Dutch Petroleum Co, - ADR (Netherlands)..............................             1.73%   ...............   1.66%
SmithKline Beecham PLC - ADR (UK)..........................................             1.62%   ...............   1.40%
Aetna, Inc.................................................................             1.61%   ...............    N/A
Crown Cork & Seal, Co., Inc................................................             1.55%   ...............   1.55%
Exxon Corp.................................................................             1.46%   ...............    N/A
PacifiCare Health Systems, Class B.........................................             1.43%   ...............   0.89%
Allstate Corp..............................................................             1.40%   ...............   1.13%
N/A=Not Applicable

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of May 31, 1997                                  As of November 30, 1996
Finance................................    17.1%    Finance..........................    16.0%
Technology.............................    14.6%    Technology.......................    13.8%
Health Care............................    13.6%    Health Care......................    11.7%
Energy.................................     9.2%    Utilities........................    10.3%
Producer Manufacturing.................     9.0%    Energy...........................     9.5%

Asset Allocation as a Percentage of Total Investment

                                                                            As of May 31, 1997    As of November 30, 1996
Common Stocks..............................................................        85.1%   .............   84.1%
Convertibles...............................................................         5.2%   .............    6.1%
Commercial Paper...........................................................         2.8%   .............    2.0%
U.S. Government Agency Obligations.........................................         3.9%   .............    7.3%
Other......................................................................         3.0%   .............    0.5%

                          Portfolio Management Review

              Van Kampen American Capital Growth and Income Fund

We recently spoke with the management team of the Van Kampen American Capital Growth and Income Fund about the key events and economic forces that shaped the markets during the six months ended May 31, 1997. The team is led by James A. Gilligan, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

Q What were the key market conditions in which the Fund operated over the past six months?

A The combination of moderate economic growth and historically low inflation provided a near-ideal environment for equity investments during the period.
In addition, a weak bond market has been unable to siphon investment money away from the stock market. Stocks continued to soar to record highs, but not without occasional flashes of volatility. We saw a modest sell-off in mid-December and again in February, following a correction of around 10 percent (as measured by the Dow Jones Industrial Average) that lingered from mid-March through mid-April. Since then, however, market averages have roared back and retraced their earlier losses.

     Throughout the period, concerns over rising interest rates set the tone, as investors worried that the Federal Reserve Board's commitment to controlling inflation by raising short-term interest rates might slow the economy and cut into corporate earnings. With nervous investors searching for direction, we have not seen any one market sector or group of stocks emerge to provide clear leadership. If we had to characterize the market's recent rallies, we would point out a bias toward large-cap companies, although investors have been quick to punish the stocks of companies that reported disappointing earnings, regardless of their size.

     At various times over the past six months, the performance of certain sectors stood out briefly, although not always in a positive light. The performance of technology issues, for example, was mixed, with very narrow leadership from large-cap stocks such as Intel and Microsoft. The ability to identify individual companies with solid fundamentals, strong earnings, and untapped potential has been critical.

Q  How did you manage the Fund in response to these market conditions?

A We maintained our disciplined stock-selection process. When searching for securities to add to the Fund's portfolio, we attempt to identify signals that a company's market valuation will improve. A positive fundamental change, such as new management, extraordinary growth, or positive dynamics within its industry, signifies a company's potential for accelerating earnings. We want to own stocks that exhibit these characteristics and are reasonably priced.

     Having said that, the universe of available and atttractive stocks has been fairly narrow over the past year, with the bulk of the market's performance coming from a small number of large issues. It's a picture that's reminiscent of the market in the early 1970s, when investors rushed out to buy the same "nifty fifty" stocks. Within this environment, it has been increasingly important for us to select individual stocks with valuations we can justify, as opposed to buying trendy stocks with inflated prices. With trading costs driven up by market volatility, we kept portfolio turnover relatively low.

     In an effort to further diversify the portfolio and search for new stocks, we broadened our exposure overseas a bit, to approximately 14 percent at the end of the reporting period. Companies that have underperformed, but have signaled a possible turnaround with new management or another significant change, seem to be increasingly available outside the U.S. market. Overseas conglomerates had been slower than U.S. companies to compete within the global market, but now are beginning to actively participate. Additionally, with U.S. companies somewhat picked over in an especially narrow market, Europe is emerging as an attractive landscape of corporate change. Some of the Fund's largest international holdings include Royal Dutch, Adidas, and telecommunications companies such as Nokia and Ericsson.

Q What were some of the sectors represented in the Fund's portfolio over the reporting period?

A Financial services and technology were two of the Fund's largest sector holdings during the six months, followed by health care, one of the best-
performing sectors of the first quarter. Producer manufacturing and energy rounded out the top five sector holdings. The interest rate increase on March 25 impacted the interest rate-sensitive portion of the portfolio. This included the financial services and utility sectors, which did not respond well to the 25 basis point rate increase.

     In the financial services sector, companies are consolidating and buying back stock, which has enhanced the prospects of strong future earnings growth in this sector. Compared to 1996, the Fund's portfolio is more evenly distributed among the different areas of the financial industry. We have increased our weighting in the insurance industry, as we look for companies that are operating efficiently or are offering specialized services. For example, Allstate has begun appealing to homeowners located in historically less attractive urban areas, CIGNA is in the process of selling off its property casualty business and moving toward managed care, and Transamerica sold its consumer finance operations in May to focus on life insurance.

     In the health-care sector, we focused our holdings on large pharmaceutical companies, which have benefitted from the high-volume growth spurred by trends in managed care. Some of our holdings include Bristol-Myers and Warner Lambert, which have been excellent performers. Another holding, Aetna, a former multi-line insurance company, recently completed a successful transition to managed care. We are slightly overweighted in this sector, as it continues to show the potential for appreciation.

     The Fund's performance was hindered somewhat by its weighting in the utility sector due to lingering questions about the ability of companies to perform in a deregulated environment. The deregulation process, while progressing, is moving slowly and sporadically. The electric utility area, which had been the bias of the portfolio's utility investments, was the hardest hit. We continue to maintain exposure to utility stocks due to their excellent valuations, and rely on our stock-picking fundamentals to search out investment opportunities.

Q Can you cite a few additional examples of specific holdings that contributed to the Fund's competitive performance during the period?

A In the technology sector, we maintained a large stake in Lucent. When this stock was downgraded by Smith Barney during the reporting period, we took advantage of a buying
opportunity and increased our position. In the telecommunications industry, Newbridge Networks has experienced success in employing a new switching technology called asynchronous transfer mode, or ATM. Newbridge has established itself as a market leader in the sector. That stock closed at approximately $28 at the end of 1996; by the end of May 1997, it was at approximately $40. AT&T had been a substantial holding in the Fund's portfolio, but a corporate management change was not what we had hoped, so we trimmed that position back quite a bit. Two standouts in the financial sector were Conseco, a life insurance company, and Travelers, a financial services company. For additional Fund portfolio highlights, please refer to page four.

Q  How did the Fund perform during the reporting period?

A We are pleased to report that the Fund achieved a total return of 10.73 percent/1/ (Class A shares at net asset value) for the six-month period ended
May 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned
13.17 percent, and the Lipper Growth and Income Fund Average produced a total return of 10.48 percent for the same period. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Average reflects the average performance of all growth and income funds. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q  How will you position the Fund in preparation for the months ahead?

A As we have seen, a market that continues to reach record highs on a consistent basis is always vulnerable to a correction. However, there are no proven methods of determining when and by how much the market might retrace its path.

     Our intent is to maintain a disciplined stock-selection process, remain true to our strategy, avoid weighting the portfolio too heavily in any one sector, and keep the portfolio as close to fully invested as possible. At some point, the stock market will broaden to include a wider universe of value-oriented growth stocks, which should benefit the Fund. We believe that our portfolio management philosophy will, on a relative basis, insulate us from market turbulence. Of course, we are not immune to market declines, but our portfolio characteristics might provide a buffer that more aggressive funds may lack.

     In keeping with the expectations of our shareholders, we continue to refrain from taking extreme positions that we believe will expose the portfolios to unwarranted risk. As always, we will search for the best companies at the best price, diversify broadly, and maintain a long-term investment horizon.

/s/ Alan T. Sachtleben                            /s/ James A. Gilligan
Alan T. Sachtleben                                James A. Gilligan
Chief Investment Officer                          Portfolio Manager
Equity Investments

                                       7
                                              Please see footnotes on page three

================================================================================
                           Portfolio of Investments

                           May 31, 1997 (Unaudited)
================================================================================

Description                                                              Shares     Market Value
------------------------------------------------------------------------------------------------
Common Stock 84.4%
Consumer Durables 2.0%
Black & Decker Corp..................................................    38,000      $ 1,320,500
Eastman Kodak Co.....................................................    94,000        7,790,250
Masco Corp...........................................................   146,000        5,675,750
Newell Co............................................................   136,000        5,202,000
                                                                                     -----------
                                                                                      19,988,500
                                                                                     -----------
Consumer Non-Durables 6.4%
Adidas - ADS (Germany) (a)..........................................    118,500        6,250,875
Campbell Soup Co....................................................     92,000        4,232,000
Colgate-Palmolive Co................................................    112,000        6,944,000
Fortune Brands, Inc.(formerly known as American Brands, Inc.).......     55,000        2,695,000
Nabisco Holdings Corp., Inc.........................................    236,000        9,351,500
Philip Morris Cos., Inc.............................................    483,000       21,252,000
Procter & Gamble Co.................................................     36,000        4,963,500
Quaker Oats Co......................................................     28,000        1,155,000
Ralston Purina Group................................................     70,000        5,967,500
                                                                                     -----------
                                                                                      62,811,375
                                                                                     -----------
Consumer Services 2.9%
Bell & Howell Co. (a)...............................................     70,200        1,877,850
Cognizant Corp......................................................    251,000        9,287,000
H&R Block, Inc......................................................    188,000        6,204,000
Lone Star Steakhouse & Saloon (a)...................................    263,000        6,049,000
Walt Disney Co......................................................     58,000        4,748,750
                                                                                     -----------
                                                                                      28,166,600
                                                                                     -----------
Energy 8.2%
Coastal Corp........................................................    137,000        6,867,125
El Paso Natural Gas Co..............................................     39,000        2,310,750
Equitable Resources, Inc............................................    101,000        2,992,125
Exxon Corp..........................................................    216,000       12,798,000
McDermott International, Inc........................................    408,000       11,322,000
Royal Dutch Petroleum Co. - ADR (Netherlands).......................     78,000       15,229,500
Texaco,Inc..........................................................    189,000       20,624,625
USX-Marathon Group..................................................    293,000        8,716,750
                                                                                     -----------
                                                                                      80,860,875
                                                                                     -----------

                                       8
                                               See Notes to Financial Statements

-----------------------------------------------------------------------------
                           May 31, 1997 (Unaudited)
=============================================================================


Description                                             Shares   Market Value
-----------------------------------------------------------------------------
Finance 15.3%
Aetna, Inc............................................. 140,000  $ 14,140,000
Allstate Corp.......................................... 167,000    12,295,375
BankAmerica Corp....................................... 160,000    18,700,000
BankBoston Corp........................................ 105,000     7,665,000
Chase Manhattan Corp...................................  59,000     5,575,500
CIGNA Corp.............................................  61,000    10,598,750
Conseco, Inc........................................... 190,000     7,600,000
Everest Reinsurance Holdings, Inc...................... 213,000     7,242,000
First Union Corp.......................................  80,000     6,870,000
Great Western Financial Corp...........................  50,000     2,425,000
Hartford Life, Inc., Class A (a).......................  31,100     1,041,850
Hertz Corp., Class A (a)...............................  20,700       708,975
Jefferson-Pilot Corp...................................  98,700     6,279,788
NationsBank Corp.......................................  70,000     4,121,250
PMI Group, Inc.........................................  94,000     5,158,250
PNC Bank Corp.......................................... 293,000    12,269,375
Provident Cos., Inc.................................... 118,000     6,342,500
Simon DeBartolo Group, Inc.............................  61,236     1,852,389
Transamerica Corp......................................  63,000     5,725,125
Travelers Group, Inc................................... 152,333     8,359,273
Washington Mutual, Inc.................................  88,000     4,895,000
                                                                  -----------
                                                                  149,865,400
                                                                  -----------

Healthcare 12.1%
Abbott Laboratories.................................... 159,000    10,017,000
Alza Corp. (a)......................................... 162,000     4,779,000
Amgen, Inc. (a)(b).....................................  69,000     4,614,375
Bristol-Myers Squibb Co................................ 135,000     9,905,625
Glaxo Wellcome, PLC - ADR (United Kingdom)............. 255,000    10,263,750
Merck & Co., Inc....................................... 112,000    10,066,000
Mylan Laboratories.....................................  62,000       937,750
Nellcor Puritan Bennett, Inc. (a)...................... 430,000     9,191,250
Novartis AG-ADR (Switzerland) (a)...................... 138,000     9,349,500
PacifiCare Health Systems, Class B (a)................. 159,000    12,600,750
Pharmacia & Upjohn, Inc................................ 120,000     4,155,000



                                   9           See Notes to Financial Statements

--------------------------------------------------------------------------------
                           May 31, 1997 (Unaudited)
================================================================================

Description                                                          Shares       Market Value
----------------------------------------------------------------------------------------------
Healthcare (Continued)
SmithKline Beecham PLC - ADR (United Kingdom)......................  163,000      $ 14,262,500
Teva Pharmaceutical Industries Ltd. - ADR (Israel).................   80,000         4,800,000
Warner-Lambert Co..................................................   79,000         7,959,250
Watson Pharmaceuticals, Inc. (a)...................................  165,000         6,455,625
                                                                                  ------------
                                                                                   119,357,375
                                                                                  ------------

Producer Manufacturing 8.1%
AlliedSignal, Inc..................................................  148,000        11,359,000
Canadian Pacific, Ltd..............................................  424,000        11,236,000
Fluor Corp.........................................................   15,000           793,125
Honeywell, Inc.....................................................  109,000         7,929,750
Ingersoll-Rand Co..................................................  163,000         8,883,500
Johnson Controls, Inc..............................................  209,200         8,864,850
Keystone International, Inc........................................  188,000         6,133,500
Philips Electronics N. V...........................................  118,000         6,608,000
Stewart & Stevenson Services, Inc..................................  285,000         7,623,750
Waste Management, Inc..............................................  305,000         9,683,750
                                                                                  ------------
                                                                                    79,115,225
                                                                                  ------------

Raw Materials/Processing Industries 4.5%
BetzDearborn, Inc..................................................   97,000         6,183,750
Crown Cork & Seal Co., Inc.........................................  234,000        13,630,500
Du Pont (E. I.) de Nemours and Co..................................   60,000         6,532,500
James River Corp...................................................  175,000         6,146,875
Morton International, Inc..........................................  111,000         3,579,750
Praxair, Inc.......................................................  162,000         8,525,250
                                                                                  ------------
                                                                                    44,598,625
                                                                                  ------------

Retail 3.4%
Federated Department Stores, Inc. (a)..............................  281,100        10,400,700
Gap, Inc...........................................................  306,000        10,480,500
Gymboree Corp. (a)(b)..............................................  332,200         8,305,000
Revco D.S., Inc. (a)...............................................   82,230         3,936,790
                                                                                  ------------
                                                                                    33,122,990
                                                                                  ------------
Technology 13.1%
3Com Corp. (a).....................................................   25,000         1,212,500


                                       10      See Notes to Financial Statements

                                     Portfolio of Investments (Continued)
                                           May 31, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------
Description                                                               Shares        Market Value
----------------------------------------------------------------------------------------------------
Technology (Continued)
Alcatel Alsthom CGE - ADR (France)..............................         219,300        $  4,989,075
America Online, Inc. (a)........................................          36,000           1,989,000
Ascend Communications, Inc. (a).................................         111,000           6,188,250
BMC Software, Inc. (a)..........................................         203,000          10,987,375
Boeing Co.......................................................          47,000           4,946,750
Cabletron Systems, Inc. (a).....................................         133,300           5,865,200
Computer Associates International, Inc..........................         128,000           7,008,000
Ericsson (L M) Telephone Co., Class B - ADR (Sweden)............         201,000           7,160,625
General Instrument Corp. (a)(b).................................         241,000           5,844,250
General Signal Corp.............................................         144,000           6,066,000
Intuit, Inc. (a)................................................          35,000             949,375
LSI Logic Corp. (a).............................................         188,000           7,849,000
Lucent Technologies, Inc........................................         159,000          10,116,375
Microsoft Corp. (a).............................................          79,000           9,796,000
Motorola, Inc...................................................          84,000           5,575,500
Newbridge Networks Corp. (a)(b).................................         216,000           8,667,000
Nokia Corp. - ADR (Finland).....................................         118,000           7,788,000
Tellabs, Inc. (a)(b)............................................         104,000           5,226,000
Varian Associates, Inc..........................................          62,000           3,286,000
Xerox Corp......................................................         103,000           6,978,250
                                                                                         -----------
                                                                                         128,488,525
                                                                                         -----------
Transportation 0.7%
Canadian National Railway Co....................................         166,000           6,930,500
                                                                                         -----------

Utilities 7.7%
AirTouch Communications, Inc. (a)...............................         139,000           3,874,625
AT & T Corp.....................................................         192,000           7,080,000
BellSouth Corp..................................................         153,000           6,942,375
Boston Edison Co................................................         169,000           4,351,750
Cable & Wireless, PLC - ADR (United Kingdom)....................         360,000           9,045,000
Cincinnati Bell, Inc............................................         100,000           6,150,000
CMS Energy Corp.................................................         200,000           6,725,000
Edison International............................................         191,000           4,464,625
FPL Group, Inc..................................................          98,000           4,557,000


                                   11          See Notes to Financial Statements

                                     Portfolio of Investments (Continued)
                                           May 31, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------
Description                                                               Shares        Market Value
----------------------------------------------------------------------------------------------------
Utilities (Continued)
Houston Industries, Inc..............................................    263,000        $  5,457,250
Ohio Edison Co.......................................................    214,000           4,547,500
PacifiCorp...........................................................    267,000           5,306,625
Scana Corp...........................................................    265,000           6,625,000
                                                                                         -----------
                                                                                          75,126,750
                                                                                         -----------
Total Common Stock.............................................................          828,432,740
                                                                                         -----------

Preferred Stock 1.5%
Kmart Financing, 7.75% (convertible into common stock)...............     50,500           2,979,500
Microsoft Corp. $2.196 dividend per share
(convertible into common stock)......................................     58,000           4,995,250
Williams Cos., Inc. $3.50 dividend per share
(convertible into common stock)......................................     64,000           6,640,000
                                                                                         -----------
                                                                                          14,614,750
                                                                                         -----------

Convertible Corporate Obligations 3.6%
ADT Operations, Inc., LYON
($10,500,000 par, 0% coupon, 07/06/10 maturity)................................            8,610,000
Deutshce Finance (Netherlands)
($18,000,000 par, 0% coupon, 02/12/17 maturity)................................            8,032,500
Equitable Companies, Inc.
($2,200,000 par, 6.13% coupon, 12/15/24 maturity)..............................            2,810,500
Grand Metropolitan, PLC (United Kingdom)
($3,800,000 par, 6.50% coupon, 01/31/00 maturity)..............................            5,092,000
Merrill Lynch STRYPES
($66,100 par, 6.00% coupon, 06/01/99 maturity).................................            1,412,887
Roche Holdings, Inc. LYON (Switzerland)
($17,000,000 par, 0% coupon, 04/20/10 maturity)................................            8,053,750
Sandoz Ltd. (Switzerland)
($1,300,000 par, 2.00% coupon, 10/06/02 maturity)..............................            1,676,800
                                                                                         -----------
                                                                                          35,688,437
                                                                                         -----------
Total Long-Term Investments 89.5%
  (Cost $702,898,279)..........................................................          878,735,927
                                                                                         -----------

Short-Term Investments 9.6%
Commercial Paper 2.7%
General Electric Capital Corp.
($27,000,000 par, yielding 5.58%, 06/02/97 maturity)...........................           26,987,445
                                                                                         -----------

                              12               See Notes to Financial Statements

                                     Portfolio of Investments (Continued)
                                           May 31, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------
Description                                                                             Market Value
----------------------------------------------------------------------------------------------------
Repurchase Agreement 3.0%
DLJ Mortgage Acceptance Corp.
($29,705,000 par collateralized by U.S. Government obligations in a pooled
cash account, dated 05/30/97, to be sold on 06/02/97 at $29,718,491)                    $ 29,705,000
                                                                                        ------------
U.S. Government Agency Obligations 3.9%
Federal Farm Credit Bank
($10,000,000 par, yielding 5.38%,06/03/97 maturity)                                        9,995,516
Federal Home Loan Mortgage Corp. Discount Notes
($5,000,000 par, yielding 5.39%, 06/16/97 maturity)                                        4,988,178
Federal National Mortgage Assn.
($8,000,000 par, yielding 5.34%, 06/12/97 maturity)                                        7,985,947
Federal National Mortgage Assn.
($5,000,000 par, yielding 5.44%, 08/25/97 maturity)                                        4,934,350
Federal National Mortgage Assn.
($10,000,000, yielding 5.55%, 06/19/97 maturity)                                           9,971,078
                                                                                        ------------
                                                                                          37,875,069
                                                                                        ------------
Total Short-Term Investments
  (Cost $94,569,858)                                                                      94,567,514
                                                                                        ------------
Other Assets in Excess of Liabilities 0.9%                                                 8,496,293
                                                                                        ------------
Net Assets 100.0%                                                                       $981,799,734
                                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated for open futures transactions.

LYON - Liquid yield option note.
STRYPES - Structured yield product exchangeable for common stock.


                                    13         See Notes to Financial Statements


                      Statement of Assets and Liabilities
                           May 31, 1997 (Unaudited)
----------------------------------------------------------------------------------
Assets:
Long-Term Investments, at Market Value (Cost $702,898,279)........    $878,735,927
Short-Term Investments (Cost $94,569,858).........................      94,567,514
Cash..............................................................          16,655
Receivables:
  Securities Sold.................................................      16,647,332
  Fund Shares Sold................................................       2,130,878
  Dividends.......................................................       1,515,636
  Variation Margin on Futures.....................................         260,885
  Interest........................................................         124,016
Other.............................................................           2,310
                                                                      ------------
     Total Assets.................................................     994,001,153
                                                                      ------------
Liabilities:
Payables:
  Securities Purchased............................................       9,742,174
  Fund Shares Repurchased.........................................       1,397,943
  Distributor and Affiliates......................................         525,610
  Investment Advisory Fee.........................................         313,320
  Income Distributions............................................          35,866
Deferred Compensation and Retirement Plans........................         103,806
Accrued Expenses..................................................          82,700
                                                                      ------------
     Total Liabilities............................................      12,201,419
                                                                      ------------
Net Assets........................................................    $981,799,734
                                                                      ============
Net Assets Consist of:
Capital...........................................................    $759,795,836
Net Unrealized Appreciation on Securities.........................     178,432,814
Accumulated Net Realized Gain on Securities.......................      40,085,186
Accumulated Undistributed Net Investment Income...................       3,485,898
                                                                      ------------
Net Assets........................................................    $981,799,734
                                                                      ============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $676,652,789 and 39,352,845
     shares of beneficial interest issued and outstanding)........    $      17.19
     Maximum sales charge (5.75%* of offering price)..............            1.05
                                                                      ------------
     Maximum offering price to public.............................    $      18.24
  Class B Shares:                                                     ============
     Net asset value and offering price per share
     (Based on net assets of $274,666,704 and 16,039,913
     shares of beneficial interest issued and outstanding)........    $      17.12
  Class C Shares:                                                     ============
     Net asset value and offering price per share
     (Based on net assets of $30,480,241 and 1,778,574
     shares of beneficial interest issued and outstanding)........    $      17.14
                                                                      ============
*On sales of $50,000 or more, the sales charge will be reduced.

                                       14


                                               See Notes to Financial Statements


                                   Statement of Operations
                      For the Six Months Ended May 31, 1997 (Unaudited)
---------------------------------------------------------------------------------------------
Investment Income:
Dividends................................................................        $  8,180,354
Interest.................................................................           2,774,985
                                                                                 ------------
     Total Income........................................................          10,955,339
                                                                                 ------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $667,172, $1,165,729 and $130,020, respectively)....................           1,962,921
Investment Advisory Fee..................................................           1,700,588
Shareholder Services.....................................................             955,085
Legal....................................................................              25,611
Custody..................................................................              24,022
Trustees Fees and Expenses...............................................               9,739
Other....................................................................             303,601
                                                                                 ------------
     Total Expenses......................................................           4,981,567
     Less Expenses Reimbursed............................................               2,000
                                                                                 ------------
     Net Expenses........................................................           4,979,567
                                                                                 ------------
Net Investment Income....................................................        $  5,975,772
                                                                                 ============
Realized and Unrealized Gain/Loss on Securities:
Realized Gain/Loss on Securities:
     Investments.........................................................        $ 40,486,036
     Futures.............................................................           5,359,890
                                                                                 ------------
Net Realized Gain on Securities..........................................          45,845,926
                                                                                 ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period................................................         138,408,479
                                                                                 ------------
  End of the Period:
     Investments.........................................................         175,835,304
     Futures.............................................................           2,597,510
                                                                                 ------------
                                                                                  178,432,814
                                                                                 ------------
Net Unrealized Appreciation on Securities During the Period..............          40,024,335
                                                                                 ------------
Net Realized and Unrealized Gain on Securities...........................        $ 85,870,261
                                                                                 ============
Net Increase in Net Assets From Operations...............................        $ 91,846,033
                                                                                 ============

                                       15

                                               See Notes to Financial Statements


                                      Statement of Changes in Net Assets

                                     For the Six Months Ended May 31, 1997
                               and the Year Ended November 30, 1997 (Unaudited)
===============================================================================================================
                                                                            Six Months               Year Ended
                                                                    Ended May 31, 1997        November 30, 1996
---------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................       $  5,975,772             $  9,494,293
Net Realized Gain on Securities....................................         45,845,926               49,514,009
Net Unrealized Appreciation on Securities During the Period........         40,024,335               75,055,070
                                                                          ------------             ------------
Change in Net Assets from Operations...............................         91,846,033              134,063,372
                                                                          ------------             ------------
Distributions from Net Investment Income:
  Class A Shares...................................................         (4,207,471)              (7,590,031)
  Class B Shares...................................................           (760,072)              (1,336,135)
  Class C Shares...................................................            (83,965)                (139,054)
                                                                          ------------             ------------
                                                                            (5,051,508)              (9,065,220)
                                                                          ------------             ------------
Distributions from Net Realized Gain on Securities:
  Class A Shares...................................................        (38,290,265)             (22,535,642)
  Class B Shares...................................................        (13,977,243)              (5,929,783)
  Class C Shares...................................................         (1,488,821)                (615,197)
                                                                          ------------             ------------
                                                                           (53,756,329)             (29,080,622)
                                                                          ------------             ------------
     Total Distributions...........................................        (58,807,837)             (38,145,842)
                                                                          ------------             ------------
Net Change in Net Assets from Investment Activities................         33,038,196               95,917,530
                                                                          ------------             ------------
From Capital Transactions:
Proceeds from Shares Sold..........................................        196,966,214              336,754,769
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................................         53,382,788               34,235,104
Cost of Shares Repurchased.........................................       (118,514,912)            (140,390,309)
                                                                          ------------             ------------
Net Change in Net Assets from Capital Transactions.................        131,834,090              230,599,564
                                                                          ------------             ------------
Total Increase in Net Assets.......................................        164,872,286              326,517,094
Net Assets:
Beginning of the Period............................................        816,927,448              490,410,354
                                                                          ------------             ------------
End of the Period (Including accumulated undistributed net
  investment income of $3,485,898 and $2,561,634, respectively)....       $981,799,734             $816,927,448
                                                                          ============             ============

                                       16      See Notes to Financial Statements

                                               Financial Highlights
                        The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
------------------------------------------------------------------------------------------------------------------


                                                    Six Months Ended              Year Ended November 30,
                                                                          ----------------------------------------
Class A Shares                                          May 31, 1997       1996        1995       1994       1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............       $ 16.786      $ 14.81     $12.26     $ 14.08    $13.42
                                                            --------      -------     ------     -------    ------
  Net Investment Income..............................           .125         .243        .28         .29       .27
  Net Realized and Unrealized
    Gain/Loss on Securities..........................          1.496        2.851      3.455      (.1025)     1.52
                                                            --------      -------     ------     -------    ------
Total from Investment Operations.....................          1.621        3.094      3.735       .1875      1.79
                                                            --------      -------     ------     -------    ------
Less:
  Distributions from Net Investment Income...........           .115         .250      .2925         .27     .2825
  Distributions from Net Realized
    Gain on Securities...............................          1.098         .868      .8925      1.7375     .8475
                                                            --------      -------     ------     -------    ------
Total Distributions..................................          1.213        1.118      1.185      2.0075      1.13
                                                            --------      -------     ------     -------    ------
Net Asset Value, End of the Period...................       $ 17.194      $16.786     $14.81     $ 12.26    $14.08
                                                            ========      =======     ======     =======    ======
Total Return (a).....................................          10.73%*     22.35%     33.34%       1.21%    14.34%
Net Assets at End of the Period (In millions)........       $  676.7      $ 584.6     $381.6     $ 205.4    $204.3
Ratio of Expenses to Average Net Assets (b)..........           .91%        1.04%      1.15%       1.16%     1.16%
Ratio of Net Investment Income to Average
  Net Assets (b).....................................          1.61%        1.68%      2.24%       2.25%     2.15%
Portfolio Turnover...................................            49%*        110%       108%        102%      134%
Average Commission Paid Per
    Equity Share Traded (c)..........................       $  .0582      $ .0565         --          --        --

*Non-Annualized
(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       17
                                               See Notes to Financial Statements

                                           Financial Highlights (Continued)
                          The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     From August 2,1993
                                                                        Year Ended                        (Commencement
                                        Six Months Ended               November 30,                 of Distribution) to
                                                             --------------------------------
Class B Shares                              May 31, 1997       1996        1995       1994          November 30,1993(a)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....        $16.721     $ 14.77       $12.25     $ 14.07                   $ 13.64
                                                 -------     -------       ------     -------                   -------
  Net Investment Income..................           .066        .142          .17         .17                       .06
  Net Realized and Unrealized
    Gain/Loss on Securities..............          1.490       2.827        3.455      (.1025)                    .4175
                                                 -------     -------       ------     -------                   -------
Total from Investment Operations.........          1.556       2.969        3.625       .0675                     .4775
                                                 -------     -------       ------     -------                   -------
Less:
  Distributions from Net Investment
    Income...............................           .055        .150        .2125         .15                     .0475
  Distributions from Net Realized
    Gain on Securities...................          1.098        .868        .8925      1.7375                     --0--
                                                 -------     -------       ------     -------                   -------
Total Distributions......................          1.153       1.018        1.105      1.8875                     .0475
                                                 -------     -------       ------     -------                   -------
Net Asset Value, End of Period...........        $17.124     $16.721       $14.77     $ 12.25                   $ 14.07
                                                 =======     =======       ======     =======                   =======
Total Return (b).........................         10.35%*     21.38%       32.15%        .36%                     3.50%*
Net Assets at End of Period
  (In millions)..........................        $ 274.7     $ 210.3       $ 98.4     $  18.5                   $   1.7
Ratio of Expenses to
  Average Net Assets (c).................          1.69%       1.83%        1.99%       2.02%                     2.02%
Ratio of Net Investment Income to
    Average Net Assets (c)...............           .82%        .89%        1.25%       1.51%                     1.51%
Portfolio Turnover.......................            49%*       110%         108%        102%                      134%*
Average Commission Paid Per
    Equity Share Traded (d)..............        $ .0582     $ .0565           --          --                        --

*Non-Annualized
(a) Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       18
                                               See Notes to Financial Statements

================================================================================
                       Financial Highlights (Continued)
================================================================================

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
-------------------------------------------------------------------------------

                                                                        Year Ended                 From August 2, 1993
                                                                       November 30,                      (Commencement
                                            Six Months Ended -------------------------------       of Distribution) to
Class C Shares                                  May 31, 1997    1996        1995        1994      November 30, 1993(a)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......       $ 16.734   $ 14.78     $ 12.26     $ 14.07             $ 13.64
                                                  --------   -------     -------     -------             -------

  Net Investment Income....................           .066      .139         .18         .17                 .06
  Net Realized and Unrealized
    Gain/Loss on Securities................          1.490     2.833       3.445      (.0925)              .4175
                                                  --------   -------     -------     -------             -------
Total from Investment Operations...........          1.556     2.972       3.625       .0775               .4775
                                                  --------   -------     -------     -------             -------
Less:
  Distributions from
    Net Investment Income..................           .055      .150       .2125         .15               .0475
  Distributions from Net Realized
    Gain on Securities.....................          1.098      .868       .8925      1.7375               --0--
                                                  --------   -------     -------     -------             -------

Total Distributions........................          1.153     1.018       1.105      1.8875               .0475
                                                  --------   -------     -------     -------             -------

Net Asset Value, End of Period.............       $ 17.137   $16.734     $ 14.78     $ 12.26             $ 14.07
                                                  ========   =======     =======     =======             =======

Total Return (b)...........................        10.27%*    21.43%      32.23%        .36%              3.50%*
Net Assets at End of Period (In millions)..       $   30.5   $  22.1     $  10.4     $   3.5             $   0.6
Ratio of Expenses to
  Average Net Assets (c)...................          1.69%     1.83%       1.97%       2.01%               2.00%
Ratio of Net Investment Income to
  Average Net Assets (c)...................           .82%      .89%       1.35%       1.50%               1.56%
Portfolio Turnover.........................           49%*      110%        108%        102%               134%*
Average Commission Paid per
  Equity Share Traded (d)..................       $  .0582   $ .0565          --          --                  --

*Non-Annualized
(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      19       See Notes to Financial Statements

================================================================================
                         Notes to Financial Statements
================================================================================
                           May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Van Kampen American Capital Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide income and long-term growth of capital by investing principally in income-producing equity securities including common stock and convertible securities. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At May 31, 1997, there were no when issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are

================================================================================
                   Notes to Financial Statements (Continued)
================================================================================
                           May 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At May 31, 1997, for federal income tax purposes the cost of long- and short-term investments is $797,813,394; the aggregate gross unrealized appreciation is $185,031,428 and the aggregate gross unrealized depreciation is $6,943,871, resulting in net unrealized appreciation including open futures transactions of $178,087,557.

E. Distribution of Income and Gains--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           May 31, 1997 (Unaudited)
================================================================================

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets                             % Per Annum
================================================================================
First $150 million............................ .50 of 1%
Next $100 million............................. .45 of 1%
Next $100 million............................. .40 of 1%
Over $350 million............................. .35 of 1%

     The Adviser agreed to reimburse the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement was effective through December 31, 1996.

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended May 31, 1997, the Fund recognized expenses of approximately $60,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC'') cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS''), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 1997, the Fund recognized expenses of approximately $785,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

                           May 31, 1997 (Unaudited)
================================================================================
3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At May 31, 1997, capital aggregated $502,913,635, $231,172,909 and
$25,709,292 for Classes A, B, and C, respectively. For the six months ended May 31, 1997, transactions were as follows:

                                            Shares           Value
------------------------------------------------------------------
Sales:
  Class A............................    7,924,872   $ 126,156,496
  Class B............................    3,858,062      61,608,976
  Class C............................      579,851       9,200,742
                                        ----------   -------------
Total Sales..........................   12,362,785   $ 196,966,214
                                        ==========   =============

Dividend Reinvestment:
  Class A............................    2,592,126   $  39,017,312
  Class B............................      880,388      13,202,032
  Class C............................       77,514       1,163,444
                                        ----------   -------------
Total Dividend Reinvestment..........    3,550,028   $  53,382,788
                                        ==========   =============

Repurchases:
  Class A............................   (5,988,920)  $ (95,035,478)
  Class B............................   (1,275,662)    (20,341,005)
  Class C............................     (197,590)     (3,138,429)
                                        ----------   -------------
Total Repurchases....................   (7,462,172)  $(118,514,912)
                                        ==========   =============

                           May 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

     At November 30, 1996, capital aggregated $432,775,305, $176,702,906 and
$18,483,535 for Classes A, B, and C, respectively. For the year ended November 30, 1996, transactions were as follows:

                                   Shares           Value
---------------------------------------------------------
Sales:
  Class A....................  14,595,033   $ 217,405,247
  Class B....................   7,221,613     107,814,586
  Class C....................     769,530      11,534,936
                               ----------   -------------
Total Sales..................  22,586,176   $ 336,754,769
                               ==========   =============

Dividend Reinvestment:
  Class A....................   1,914,879   $  27,369,955
  Class B....................     446,197       6,345,412
  Class C....................      36,514         519,737
                               ----------   -------------
Total Dividend Reinvestment..   2,397,590   $  34,235,104
                               ==========   =============

Repurchases:
  Class A....................  (7,456,132)  $(111,238,038)
  Class B....................  (1,753,404)    (26,292,592)
  Class C....................    (190,946)     (2,859,679)
                               ----------   -------------
Total Repurchases............  (9,400,482)  $(140,390,309)
                               ==========   =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                           May 31, 1997 (Unaudited)
================================================================================

                                     Contingent Deferred
                                        Sales Charge
                                     --------------------
Year of Redemption                   Class B      Class C
---------------------------------------------------------
First...............................   5.00%        1.00%
Second..............................   4.00%         None
Third...............................   3.00%         None
Fourth..............................   2.50%         None
Fifth...............................   1.50%         None
Sixth and Thereafter................    None         None

     For the six months ended May 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $243,100 and CDSC on the redeemed shares of Classes B and C of approximately $254,400. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $448,145,497 and $390,729,209, respectively.

5.   Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived'' from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, pay-

                           May 31, 1997 (Unaudited)
================================================================================
ments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the six months ended May 31, 1997, were as follows:

                                                                                     Contracts
Outstanding at November 30, 1996.....................................................      134
Futures Opened.......................................................................      250
Futures Closed.......................................................................     (224)
                                                                                           ---
Outstanding at May 31, 1997..........................................................      160
                                                                                           ===
     The futures contracts outstanding as of May 31, 1997, and the description and unrealized appreciation are as follows:
                                                                                                  Unrealized
                                                                                     Contracts  Appreciation
Long S&P 500 Index Futures Contracts
  June 1997
  (Current Notional Value of $425,300 per contract)..................................       90    $2,566,125
  September 1997
  (Current Notional Value of $429,650 per contract)..................................       70        31,385
                                                                                           ---    ----------
                                                                                           160    $2,597,510
                                                                                           ===    ==========

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans''). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended May 31, 1997, are payments to VKAC of approximately $1,018,300.

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL

  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund
EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund
FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees, and the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management Inc. and the Fund, 32,050,752 shares voted for the proposal, 640,004 shares voted against and 1,367,893 shares abstained. With regard to the election of Trustees, J. Miles Branagan received 33,294,369 affirmative votes and 764,280 shares withheld; Richard M. DeMartini received 33,291,266 affirmative votes and 767,383 shares withheld; Linda Hutton Heagy received 33,287,273 affirmative votes and 771,376 shares withheld; R. Craig Kennedy received 33,301,802 affirmative votes and 756,847 shares withheld; Jack E. Nelson received 33,278,350 affirmative votes and 780,229 shares withheld; Jerome L. Robinson received 33,270,032 affirmative votes and 788,617 shares withheld; Phillip B. Rooney received 33,278,427 affirmative votes and 780,222 shares withheld; Fernando Sisto received 33,273,771 affirmative votes and 784,878 shares withheld; and, Wayne W. Whalen received 33,296,066 affirmative votes and 762,583 shares withheld. With regard to the ratification of the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year, 32,511,517 shares voted for the proposal, 291,591 shares voted against and 1,255,541 shares abstained.

Van Kampen American Capital Growth and Income Fund

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers
Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved. /SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1997, the report must be accompanied by a quarterly performance update, if applicable.